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                                                                 EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-42509 of Ramco-Gershenson Properties Trust on Form S-8 of our report dated February 17, 1998 appearing in this Annual Report on Form 10-K for the year ended December 31, 1997.


Deloitte & Touche LLP
Detroit, Michigan
April 8, 1998